UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): December 1, 2012

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

   Annual Equity Compensation Grants. As stated in the proxy statement for its Annual Meeting of Stockholders held on May 23, 2012, ION Geophysical Corporation (the “Company”) has adopted a policy that all awards of restricted stock and stock options to its employees and directors will be granted on one of four designated dates during the year: March 1, June 1, September 1 or December 1. Except for occurrences such as significant promotions, new hires, new directors joining the Board or unusual circumstances, the Company’s current policy is to make most equity compensation awards on December 1 of each year. This date was selected because (i) it enables the Board of Directors and Compensation Committee to consider individual performance eleven months into the year, (ii) it simplifies the annual budgeting process by having the expense resulting from the equity award incurred late in the fiscal year and (iii) the date is approximately three months before the date that the Company normally pays annual incentive bonuses.
Consistent with this policy and past practice, on December 1, 2012, the Company granted certain equity compensation awards to its key employees, including its officers. The table below shows the grants on that date to the current named executive officers of the Company of (i) nonqualified stock options under the Company’s 2004 Long-Term Incentive Plan and (ii) shares of the Company’s restricted stock under the 2004 Long-Term Incentive Plan:

Executive Officer	Title as of Dec 1, 2012	Shares Subject to Stock Options (#)	Shares of Restricted Stock (#)
R. Brian Hanson	President and Chief Executive Officer	75,000	45,000
Nikolaos Bernitsas	Senior Vice President, GXT Imaging Solutions	16,000	4,000
Gregory J. Heinlein	Senior Vice President and Chief Financial Officer	25,000	5,000
David L. Roland	Senior Vice President, General Counsel and Corporate Secretary	25,000	5,000
Ken Williamson	Senior Vice President, GeoVentures	50,000	15,000

The options granted vest 25% each year over a four-year period and are exercisable at a price equal to $5.96 per share, which is the closing sales price per share of the Company’s common stock on the NYSE on the last trading day immediately prior to the date of grant, in accordance with the terms of the 2004 Long-Term Incentive Plan. The grants of shares of restricted stock will vest in one-third increments each year, over a three-year period. During the period that the restricted stock has not yet vested, holders of shares of restricted stock are entitled to the same voting rights as all other holders of common stock.

Appointment of New Officers

On December 3, 2012, the Company announced that it promoted Mr. Williamson from Senior Vice President, GeoVentures, to Executive Vice President and Chief Operating Officer, GeoVentures Division.

Also on December 3, 2012, the Company announced that it had created a new GeoScience Division and had appointed Christopher T. Usher as Executive Vice President and Chief Operating Officer, GeoScience Division.

A copy of the Company’s press release announcing the promotion of Mr. Williamson and the appointment of Mr. Usher is attached to this Current Report on Form 8-K as Exhibit 99.1.

Prior to joining the Company, Mr. Usher served as the Senior Vice President, Data Processing, Analysis and Interpretation and Chief Technology Officer of Global Geophysical Services, Inc., a NYSE-listed seismic products and services company, since January 2010. Prior to joining Global, Mr. Usher served from October 2005 to January 2010 as Senior Director at Landmark Software and Services, a division of Halliburton Company, an oilfield services company. From 2004 to 2005, he served as Senior Corporate Vice President, Integrated Services, at Paradigm Geotechnology, an exploration and production software company. From 2000 to 2003, Mr. Usher served as President of the global data processing division of Petroleum Geo-Services (PGS). He began his career at Western Geophysical. Mr. Usher is a graduate of Yale University with a Bachelor of Science degree in Geology and Geophysics.

There are no family relationships between Mr. Usher and any director or executive officer of the Company. Other than his employment relationship with the Company as disclosed herein, and his compensation and benefits in connection with such employment relationship, Mr. Usher has not had a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, involving an amount in excess of $120,000 in which the Company was or is to be a participant.
Usher New Appointment Grant

In connection with his appointment as the Company’s Executive Vice President and Chief Operating Officer, GeoScience Division, on December 1, 2012, the Company granted to Mr. Usher under the Company’s 2004 Long-Term Incentive Plan 50,000 shares of restricted stock and nonqualified options to purchase 50,000 shares of the Company’s common stock. The options granted vest 25% each year over a four-year period and are exercisable at a price equal to $5.96 per share, which is the closing sales price per share of the Company’s common stock on the NYSE on the last trading day immediately prior to the date of grant, in accordance with the terms of the 2004 Long-Term Incentive Plan. The grants of shares of restricted stock will vest in one-third increments each year, over a three-year period. During the period that the restricted stock has not yet vested, holders of shares of restricted stock are entitled to the same voting rights as all other holders of common stock.
Item 7.01.    Regulation FD Disclosure

Usher Appointment

On December 3, 2012, the Company issued a press release describing the appointment of Mr. Usher as its Executive Vice President and Chief Operating Officer, GeoScience Division. A copy of the press release is furnished as Exhibit 99.1 hereto.

Dahlman Rose Conference
Gregory J. Heinlein, Senior Vice President and Chief Financial Officer of the Company, will be presenting at the Dahlman Rose & Co. Ultimate Oil Services and E&P Conference to be held in New York City on December 4, 2012, commencing at approximately 1:45 p.m. Eastern Time. A copy of the presentation slides will be available in the “Investor Relations” section of the Company’s website at www.iongeo.com on the day of the presentation and will be archived there for approximately 90 days.
The information contained in Item 7.01 and Exhibit 99.1 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the SEC under the Securities Act of 1933, as amended, or the Exchange Act.
The information contained in this report and the attached exhibits, and the presentation referenced in this report and any oral or written statements made in connection with the presentation, may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These forward-looking statements may include statements concerning estimated revenues, expected timing of future revenues and growth rates, future cash needs and future sources of cash, estimated gross margins and operating expenses for fiscal 2012 and other years, future sales and market growth, timing of product introduction and commercialization, possible outcome of litigation, and other statements that are not statements of historical fact. Actual results may vary materially from those described in the forward-looking statements. All forward-looking statements will reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risks associated with pending and future litigation; risks associated with the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with economic downturns and volatile credit environments; risks associated with the performance of the Company’s INOVA Geophysical Equipment Limited joint venture; risks associated with the Company’s level of indebtedness and compliance with debt covenants, including compliance by its guarantors; risks of audit adjustments and other modifications to the Company’s financial statements not currently foreseen; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; risks that sources of capital may not prove adequate; risks related to collection of receivables; and risks related to technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
Item 9.01.    Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.

Not applicable.

(b)    Pro forma financial information.

Not applicable.

(c)    Shell company transactions.

Not applicable.

(d)    Exhibits.

Exhibit Number        Description

99.1        Press Release dated December 3, 2012.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2012	ION GEOPHYSICAL CORPORATION
	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number        Description

99.1        Press Release dated December 3, 2012.

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